UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2004

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Bank Plaza, Wheeling, WV 26003
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Matters
On September 22, 2004 WesBanco, Inc. was informed by the Federal Reserve Bank of Cleveland (the “Federal Reserve") and the West Virginia Division of Banking (collectively the “regulatory agencies") that the informal agreement entered into on July 22, 2003, by WesBanco Bank, Inc., a wholly-owned banking subsidiary of WesBanco, Inc., styled as a Memorandum of Understanding (“MOU") has been terminated by the regulatory agencies, effective September 20, 2004. The effect of the termination of the MOU is to release WesBanco from any and all regulatory requirements imposed under the MOU.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

September 23, 2004	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President & Chief Financial Officer